DELAWARE GROUP GLOBAL & INTERNATIONAL Funds

Delaware International Small Cap Value Fund

Supplement to the Fund's Prospectuses

dated March 30, 2001

Since the Fund's commencement of operations, Delaware Distributors, L.P. has voluntarily waived 12b-1 Plan expenses for each Class of the Fund. Effective September 21, 2001, the Fund will commence paying 12b-1 Plan expenses of an amount up to 0.30% (currently set at 0.25% by the Board of Trustees) of average daily net assets for Class A shares and 1.00% for Class B and Class C shares.

This Supplement is dated August 21, 2001.